UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2019

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Gateway Drive; Suite 150

Irving, TX 75063

(Address of Principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	RETA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.Entry into a Material Definitive Agreement.

Fifth and Sixth Supplements to Exclusive License and Supply Agreement

On December 24, 2009, Reata Pharmaceuticals, Inc. (the “Company”) entered into the Exclusive License and Supply Agreement (the “Original License Agreement”) by and between the Company and Kyowa Kirin Co., Ltd., formerly known as Kyowa Hakko Kirin Co., Ltd. (“KKC”), under which the Company provided KKC the right to develop and commercialize bardoxolone methyl for renal, metabolic, and cardiovascular indications in Japan, China (including Hong Kong and Macao), South Korea, Taiwan, Thailand, Singapore, Philippines, Malaysia, Indonesia, Brunei, Vietnam, Laos, Myanmar, and Cambodia.

On August 22, 2019, the Company entered into the Fifth Supplement to Exclusive License and Supply Agreement (the “Fifth Supplement”), by and between the Company and KKC. The Fifth Supplement further amends the Original License Agreement by revising various pricing terms and payments between the parties.

On August 22, 2019, the Company entered into the Sixth Supplement to Exclusive License and Supply Agreement (the “Sixth Supplement”), by and between the Company and KKC.  The Sixth Supplement sets forth the parties respective obligations and responsibilities with respect to the conduct of a portion of a phase 3 clinical trial of bardoxolone methyl (RTA 402) for the indication of autosomal dominant polycystic kidney disease in Japan.

The foregoing descriptions of the Original License Agreement, the Fifth Supplement, and the Sixth Supplement are qualified in their entirety by reference to the full text of the Original License Agreement, the Fifth Supplement, and the Sixth Supplement, as applicable. The Original License Agreement is attached as Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. The Fifth Supplement and the Sixth Supplement are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

10.1*	Fifth Supplement to Exclusive License and Supply Agreement, dated August 22, 2019, between Reata Pharmaceuticals, Inc. and Kyowa Kirin Co., Ltd.

10.2*	Sixth Supplement to Exclusive License and Supply Agreement, dated August 22, 2019, between Reata Pharmaceuticals, Inc. and Kyowa Kirin Co., Ltd.

* Confidential information has been omitted from this Exhibit pursuant to Securities and Exchange Commission regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: August 22, 2019	By:	/s/ J. Warren Huff
J. Warren Huff
Chief Executive Officer

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